Exhibit 99.1
DIONEX CORPORATION
CHANGE IN CONTROL SEVERANCE BENEFIT PLAN
Amended and Restated October 26, 2009
Section 1. INTRODUCTION.
The Dionex Corporation Change in Control Severance Benefit Plan (the “Plan”) was established effective as of October 5, 2001 and is hereby amended and restated effective as of October 26, 2009. The purpose of the Plan is to provide for the payment of severance benefits to certain eligible employees of Dionex Corporation (the “Company”) whose employment with the Company is terminated following a Change in Control. This Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company. This Plan document also is the Summary Plan Description for the Plan.
Section 2. DEFINITIONS.
For purposes of the Plan, the following terms are defined as follows:
(a) “Base Salary” means the Eligible Employee’s annual base salary as in effect during the last regularly scheduled payroll period immediately preceding the Change in Control or as increased thereafter.
(b) “Board” means the Board of Directors of the Company.
(c) “Change in Control” is defined as one or more of the following events:
(i) there is consummated a sale or other disposition of all or substantially all of the assets of the Company (other than a sale to an entity where at least fifty percent (50%) of the combined voting power of the voting securities of such entity are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale);
(ii) any person, entity or group (other than the Company, a subsidiary or affiliate of the Company, or a Company employee benefit plan, including any trustee of such plan acting as trustee) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;
(iii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such transaction, the stockholders immediately prior to the consummation of such transaction do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such transaction; or
(iv) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such transaction, the stockholders immediately prior to the consummation of such transaction do not own, directly or indirectly, outstanding voting securities representing at least seventy percent (70%) of the combined outstanding voting power of the surviving entity in such transaction or at least seventy percent (70%) of the combined outstanding voting power of the parent of the surviving entity in such transaction, and the chief executive officer of the Company is not the chief executive officer of the surviving entity immediately after such transaction.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other applicable guidance promulgated thereunder.
(e) “Company” means Dionex Corporation or, following a Change in Control, the surviving entity resulting from such transaction.
(f) “Constructive Termination” means a voluntary termination of employment by an Eligible Employee after one of the following is undertaken without the Eligible Employee’s express written consent:
(i) the assignment to the Eligible Employee of duties or responsibilities that results in a material diminution in the Eligible Employee’s authority, duties or responsibilities as in effect immediately prior to the Change in Control; provided, however, that a change in the Eligible Employee’s title or reporting relationships by itself shall not provide the basis for a Constructive Termination;
(ii) a greater than ten percent (10%) reduction in the Eligible Employee’s base salary, as in effect immediately prior to the Change in Control (or as increased thereafter);
(iii) a change in the Eligible Employee’s business location of more than 35 miles from the business location immediately prior to the Change in Control; or
(iv) a material breach by the Company of any provisions of the Plan or any enforceable written agreement between the Company and the Eligible Employee; or the failure of the Company to arrange for the assumption of this Plan by its successor or assign.
In order to constitute a Constructive Termination, (i) the Eligible Employee must provide written notice to the Company of the occurrence of one or more of the foregoing events within thirty (30) days following the initial occurrence of the event, and (ii) the Company shall not be required to provide any severance benefits under the Plan if it is able to remedy such event(s) within a period of thirty (30) days following such notice.
(g) “Continuation Period” means the period for which an Eligible Employee is entitled to receive the benefits described in Section 4(c). The Continuation Period is twelve (12) months.
(h) “Covered Termination” means an Involuntary Termination Without Cause or a Constructive Termination, either of which occurs within thirteen (13) months following the effective date of a Change in Control.
(i) “Eligible Employee” means an executive employee of the Company who has been designated by the Board as an eligible employee, has not entered into an individual severance benefit or change in control agreement with the Company, and whose employment with the Company terminates due to a Covered Termination.

(j) “Involuntary Termination Without Cause” means an involuntary termination of employment by the Company other than for one of the following reasons:
(i) a refusal or failure to follow the lawful and reasonable directions of the Board of Directors or individual to whom the Eligible Employee reports, which refusal or failure is not cured within 30 days following delivery of written notice of such conduct to the Eligible Employee;
(ii) a material failure by the Eligible Employee to perform his or her duties in a manner reasonably satisfactory to the Board of Directors that is not cured within 30 days following delivery of written notice of such failure to the Eligible Employee; or
(iii) a conviction of a felony involving moral turpitude that is likely to inflict or has inflicted material injury on the business of the Company.
Section 3. ELIGIBILITY FOR BENEFITS.
(a) General Rules. Subject to the requirement set forth in this Section, the Company will provide the severance benefits described in Section 4 of the Plan to Eligible Employees. In order to be eligible to receive benefits under the Plan, an Eligible Employee must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate, and such release must become effective in accordance with its terms. The Company, in its sole discretion, may modify the form of the required release to comply with applicable state law. Subject to the foregoing, the Company, in its sole discretion, shall determine the form of the required release.
(b) Exceptions to Benefit Entitlement. An employee who otherwise is an Eligible Employee will not receive benefits under the Plan in any of the following circumstances, as determined by the Company in its sole discretion:
(i) The employee has executed an individually negotiated employment contract or agreement with the Company relating to severance benefits or change in control benefits that is in effect on his or her termination date.
(ii) The employee’s employment with the Company is involuntarily terminated by the Company other than in an Involuntary Termination without Cause.
(iii) The employee voluntarily terminates employment with the Company and such termination does not constitute a Constructive Termination. Voluntary terminations include, but are not limited to, resignation, retirement or failure to return from a leave of absence on the scheduled date.
(iv) The employee voluntarily terminates employment with the Company in order to accept employment with another entity that is wholly or partly owned (directly or indirectly) by the Company or an affiliate of the Company.
(v) The employee is offered immediate reemployment by a successor to the Company or by a purchaser of its assets, as the case may be, following a change in ownership of the Company or a sale of all or substantially all the assets of a division or business unit of the Company. For purposes of the foregoing, “immediate reemployment” means that the employee’s employment with the successor to the Company or the purchaser of its assets, as the case may be, results in uninterrupted employment such that the employee does not suffer a lapse in pay as a result of the change in ownership of the Company or the sale of its assets.

Section 4. AMOUNT AND PAYMENT OF BENEFIT.
(a) Base Salary. Each Eligible Employee shall receive twelve (12) months of Base Salary. Subject to Section 4(f), such amount shall be paid in substantially equal installments commencing upon the Eligible Employee’s termination of employment pursuant to the Company’s regularly scheduled payroll periods and shall be subject to all required tax withholding.
(b) Bonus Payment. Each Eligible Employee shall receive a bonus payment equal to the average of the Eligible Employee’s annual bonuses paid by the Company with respect to the last three (3) complete fiscal years of the Company for which the Eligible Employee was eligible to receive a bonus (or such fewer fiscal years of the Company for which such Eligible Employee was eligible to receive an annual bonus); provided, however, that if an Eligible Employee’s Covered Termination occurs during the first fiscal year for which he or she was eligible to receive an annual bonus, such Eligible Employee shall receive a bonus payment based on the Eligible Employee’s performance through the Covered Termination. Subject to Section 4(f), such amount shall be paid in a lump sum upon the Eligible Employee’s termination of employment and shall be subject to all required tax withholding.
(c) Continued Insurance Benefits. Provided that the Eligible Employee elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall pay the portion of premiums of each Eligible Employee’s group medical, dental and vision coverage, including coverage for the Eligible Employee’s eligible dependents, that the Company paid prior to the Covered Termination, for the Continuation Period; provided, however, that no such premium payments shall be made following the effective date of the Eligible Employee’s coverage by a medical, dental or vision insurance plan of a subsequent employer. Each Eligible Employee shall be required to notify the Company immediately if the Eligible Employee becomes covered by a medical, dental or vision insurance plan of a subsequent employer. No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment of any applicable insurance premiums during the Continuation Period will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA. Therefore, the period during which an Eligible Employee may elect whether or not to continue the Company’s group medical, dental or vision coverage under COBRA, the length of time during which COBRA continuation coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA will be applied in the same manner that such rules would apply in the absence of this Plan. At the conclusion of the Continuation Period, the Eligible Employee will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA continuation period. For purposes of this Section 4(c), applicable premiums that will be paid by the Company during the Continuation Period shall not include any amounts payable by the Eligible Employee under a Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.
(d) Acceleration of Vesting. Effective as of the date of the Covered Termination, each Eligible Employee shall be credited with full acceleration of vesting for all equity awards (including, without limitation, stock options and restricted stock units) outstanding that the Eligible Employee holds on such date and that have not yet vested.
(e) Outplacement Services. On behalf of the Eligible Employee, the Company shall pay for an executive assistance program for a period not to exceed three (3) months and at a cost not to exceed $7,500, provided that the Eligible Employee enrolls in the program within six (6) months following the Covered Termination.

(f) Payment of Benefits. If the Company determines that any payments or benefits provided to an Eligible Employee pursuant to Section 4 (any such payments or benefits, the “Plan Payments”) constitute “deferred compensation” under Section 409A of the Code (together, with any state law of similar effect, “Section 409A”) and if the Eligible Employee is a “specified employee” of the Company, as such term is defined in Section 409A(a)(2)(B)(i) (a “Specified Employee”), then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences under Section 409A, the timing of the Plan Payments will be delayed as follows: on the earliest to occur of (1) the date that is six (6) months and one (1) day after the date of the Eligible Employee’s termination of employment, and (2) the date of the Eligible Employee’s death (such earliest date, the “Delayed Initial Payment Date”), the Company shall (i) pay the Eligible Employee a lump sum amount equal to the sum of the Plan Payments that the Eligible Employee would otherwise have received through the Delayed Initial Payment Date if the commencement of the payment of the Plan Payments had not been delayed pursuant to this Section 4(f) and (ii) commence paying the balance of the Plan Payments in accordance with the applicable payment schedule set forth in Section 4. Prior to the imposition of any delay on the Plan Payments as set forth above, it is intended that (A) each installment of the Plan Payments be regarded as a separate “payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2)(i), (B) all Plan Payments satisfy, to the greatest extent possible, the exemptions from the application of Section 409A provided under Treasury Regulations Sections 1.409A-1(b)(4) and 1.409A-1(b)(9)(iii), and (C) the Plan Payments consisting of COBRA premiums also satisfy, to the greatest extent possible, the exemption from the application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(9)(v).
Section 5. LIMITATIONS ON BENEFITS.
(a) Release. To receive benefits under this Plan, an Eligible Employee must execute a release of claims in favor of the Company, in the form attached to this Plan as Exhibit A, Exhibit B or Exhibit C, as appropriate, and such release must become effective in accordance with its terms.
(b) Certain Reductions and Offsets. Notwithstanding any other provision of the Plan to the contrary, any benefits payable to an Eligible Employee under this Plan shall be reduced by any severance benefits payable by the Company to such individual under any other policy, plan, program or arrangement, including, without limitation, a contract between the Eligible Employee and any entity, covering such individual. Furthermore, to the extent that any federal, state or local laws, including, without limitation, so-called “plant closing” laws or statutory severance requirements, require the Company to give advance notice or make a payment of any kind to an Eligible Employee because of that Eligible Employee’s involuntary termination due to a layoff, reduction in force, plant or facility closing, sale of business, change of control, or any other similar event or reason, the benefits payable under this Plan shall either be reduced or eliminated. The benefits provided under this Plan are intended to satisfy any and all statutory obligations that may arise out of an Eligible Employee’s involuntary termination of employment for the foregoing reasons, and the Plan Administrator shall so construe and implement the terms of the Plan.
(c) Mitigation. Except as otherwise specifically provided herein, an Eligible Employee shall not be required to mitigate damages or the amount of any payment provided under this Plan by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Plan be reduced by any compensation earned by an Eligible Employee as a result of employment by another employer or any retirement benefits received by such Eligible Employee after the date of the Covered Termination.
(d) Termination of Benefits. Benefits under this Plan shall terminate immediately if the Eligible Employee, at any time, violates any proprietary information or confidentiality obligation to the Company.
(e) Non-Duplication of Benefits. No Eligible Employee is eligible to receive benefits under this Plan more than one time.
(f) Indebtedness of Eligible Employees. If a terminating employee is indebted to the Company or an affiliate of the Company at his or her termination date, the Company reserves the right to offset any severance payments under the Plan by the amount of such indebtedness.

(g) Parachute Payments. If any payment or benefit the Eligible Employee would receive in connection with a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Eligible Employee’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Eligible Employee elects in writing a different order ( provided, however, that such election shall be subject to Company approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Eligible Employee’s stock awards unless the Eligible Employee elects in writing a different order for cancellation.
The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.
The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and the Eligible Employee within fifteen (15) calendar days after the date on which the Eligible Employee’s right to a Payment is triggered (if requested at that time by the Company or the Eligible Employee) or such other time as requested by the Company or the Eligible Employee. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Company and the Eligible Employee with an opinion reasonably acceptable to the Eligible Employee that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and the Eligible Employee.
Section 6. RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.
(a) Exclusive Discretion. The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.
(b) Amendment or Termination. The Company reserves the right to amend or terminate this Plan or the benefits provided hereunder at any time; provided, however, that no such amendment or termination shall occur following a Change in Control if such amendment or termination would affect the rights of any persons who were employed by the Company prior to the Change in Control. Any action amending or terminating the Plan shall be in writing and executed by the chairman of the Compensation Committee of the Board of Directors of the Company.
(c) Assumption. Any successor or assign of the Company shall be required to assume this Plan.

Section 7. TERMINATION OF CERTAIN EMPLOYEE BENEFITS.
All non-health benefits (such as life insurance, disability and 401(k) plan coverage) terminate as of the employee’s termination date (except to the extent that a conversion privilege may be available thereunder).
Section 8. NO IMPLIED EMPLOYMENT CONTRACT.
The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Company or (ii) to interfere with the right of the Company to discharge any employee or other person at any time, with or without cause, which right is hereby reserved.
Section 9. LEGAL CONSTRUCTION.
This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California.
Section 10. CLAIMS, INQUIRIES AND APPEALS.
(a) Applications for Benefits and Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative). The Plan Administrator is:
Dionex Corporation
Attn: Director of Human Resources
1228 Titan Way
Sunnyvale, CA 94086

(b) Denial of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application, and of the applicant’s right to review the denial. Any electronic notice will comply with the regulations of the U.S. Department of Labor. The notice of denial will be set forth in a manner designed to be understood by the applicant and will include the following:
(i) the specific reason or reasons for the denial;
(ii) references to the specific Plan provisions upon which the denial is based, ;
(iii) a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and
(iv) an explanation of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described in Section 10(d) below.
This notice of denial will be given to the applicant within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90) day period.
This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.
(c) Request for a Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied. A request for a review shall be in writing and shall be addressed to:
Dionex Corporation
Attn: Director of Human Resources
1228 Titan Way
Sunnyvale, CA 94086
A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The applicant (or his or her representative) shall have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim. The applicant (or his or her representative) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim. The review shall take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(d) Decision on Review. The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60) day period. This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review. The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant. Any electronic notice will comply with the regulations of the U.S. Department of Labor. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the applicant, the following:
(i) the specific reason or reasons for the denial;
(ii) references to the specific Plan provisions upon which the denial is based;
(iii) a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and
(iv) a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA.
(e) Rules and Procedures. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at the applicant’s own expense.
(f) Exhaustion of Remedies. No legal action for benefits under the Plan may be brought until the applicant (i) has submitted a written application for benefits in accordance with the procedures described by Section 10(a) above, (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 10(c) above, and (iv) has been notified that the Plan Administrator has denied the appeal. Notwithstanding the foregoing, if the Plan Administrator does not respond to an applicant’s claim or appeal within the relevant time limits specified in this Section 10, the applicant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA.
Section 11. BASIS OF PAYMENTS TO AND FROM PLAN.
All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company.
Section 12. OTHER PLAN INFORMATION.
(a) Employer and Plan Identification Numbers. The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 94-2647429. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 510.
(b) Ending Date for Plan’s Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is June 30.
(c) Agent for the Service of Legal Process. The agent for the service of legal process with respect to the Plan is Dionex Corporation, Attn: Director of Human Resources, 1228 Titan Way, Sunnyvale, CA 94086.
(d) Plan Sponsor and Administrator. The “Plan Sponsor” and the “Plan Administrator” of the Plan is Dionex Corporation, Attn: Director of Human Resources, 1228 Titan Way, Sunnyvale, CA 94086. The Plan Sponsor’s and Plan Administrator’s telephone number is (408) 737-0700. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

Section 13. STATEMENT OF ERISA RIGHTS.
Participants in this Plan (which is a welfare benefit plan sponsored by Dionex Corporation) are entitled to certain rights and protections under ERISA. An Eligible Employee is considered a participant in the Plan and, under ERISA, is entitled to:
(a) Receive Information About the Plan and Benefits.
(i) Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as worksites, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series), if applicable, filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration;
(ii) Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series), if applicable, and an updated (as necessary) Summary Plan Description. The Plan Administrator may make a reasonable charge for the copies; and
(iii) Receive a summary of the Plan’s annual financial report, if applicable. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.
(b) Prudent Actions by Plan Fiduciaries. In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of Plan participants and beneficiaries. No one, including the employer of the participants or any other person, may fire a participant or otherwise discriminate against participants in any way to prevent a participant from obtaining a Plan benefit or exercising his or her rights under ERISA.
(c) Enforce Participant Rights. If a participant’s claim for a Plan benefit is denied or ignored, in whole or in part, the participant has a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Under ERISA, there are steps a participant can take to enforce the above rights. For instance, if a participant requests a copy of Plan documents or the latest annual report from the Plan, if applicable, and does not receive them within thirty (30) days, he or she may file suit in a Federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay the participant up to $110 a day until he or she receives the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.
If a participant has a claim for benefits that is denied or ignored, in whole or in part, he or she may file suit in a state or Federal court.
If a participant is discriminated against for asserting his or her rights, the participant may seek assistance from the U.S. Department of Labor, or he or she may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If the participant is successful, the court may order the person the participant has sued to pay these costs and fees. If the participant loses, the court may order the participant to pay these costs and fees, for example, if it finds his or her claim is frivolous.

(d) Assistance with Questions. If a participant has any questions about the Plan, the participant should contact the Plan Administrator. If a participant has any questions about this statement or about his or her rights under ERISA, or if a participant needs assistance in obtaining documents from the Plan Administrator, the participant should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in the telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. Participants may also obtain certain publications about their rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
Section 14. EXECUTION.
To record the amendment and restatement of the Plan as set forth herein, effective as of October 26, 2009, Dionex Corporation has caused its duly authorized officer to execute the same this 26 day of October, 2009.

DIONEX CORPORATION

By:

Title:

EXHIBIT A
RELEASE
(Individual Termination, age 40 and older)
I understand and agree completely to the terms set forth in the Dionex Corporation Change in Control Severance Benefit Plan (the “Plan”). I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated herein. Certain capitalized terms used in this Release are defined in the Plan.
I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.
I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.
Except as otherwise set forth in this Release, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time up to and including the date I execute this Release, including, but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended (“ADEA”); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company’s indemnification obligation pursuant to agreement or applicable law.
I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Release; (B) I have the right to consult with an attorney prior to executing this Release; (C) I have twenty-one (21) days to consider this Release (although I may choose to voluntarily execute this Release earlier); (D) I have seven (7) days following my execution of this Release to revoke the Release; and (E) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after I execute this Release.

EMPLOYEE

NAME:

DATE:

EXHIBIT B
RELEASE(Individual and Group Termination, under age 40)
I understand and agree completely to the terms set forth in the Dionex Corporation Change in Control Severance Benefit Plan (the “Plan”). I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated herein. Certain capitalized terms used in this Release are defined in the Plan.
I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.
I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.
Except as otherwise set forth in this Release, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time up to and including the date I execute this Release, including, but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended (“ADEA”); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company’s indemnification obligation pursuant to agreement or applicable law.

EMPLOYEE

NAME:

DATE:

EXHIBIT C
RELEASE
(Group Termination, age 40 and older)
I understand and agree completely to the terms set forth in the Dionex Corporation Change in Control Severance Benefit Plan (the “Plan”). I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated herein. Certain capitalized terms used in this Release are defined in the Plan.
I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.
I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.
Except as otherwise set forth in this Release, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time up to and including the date I execute this Release, including, but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended (“ADEA”); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company’s indemnification obligation pursuant to agreement or applicable law.
I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Release; (B) I have the right to consult with an attorney prior to executing this Release; (C) I have forty-five (45) days to consider this Release (although I may choose to voluntarily execute this Release earlier); (D) I have seven (7) days following my execution of this Release to revoke the Release; (E) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day (8th) after I execute this Release; and (F) I have received with this Release a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.

EMPLOYEE

NAME:

DATE: